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                                                                   EXHIBIT 11(a)




                           CONSENT OF INDEPENDENT AUDITORS


The Board of Trustees
Norwest Funds:


We consent to the use of our reports dated July 19, 1996 incorporated by reference herein and to the references to our Firm under the headings "Financial Highlights" in the Prospectuses and "Counsel and Auditors" in the Statements of Additional Information.



                                  /s/KPMG PEAT MARWICK L.L.P.//

                                  KPMG PEAT MARWICK L.L.P.



Boston, Massachusetts
June 2, 1997